Borgata Transaction	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Borgata Transaction

NOTE 4— BORGATA TRANSACTION

On August 1, 2016, the Company completed the acquisition of Boyd Gaming Corporation’s (“Boyd Gaming”) ownership interest in Borgata. Following the completion of the acquisition of Boyd Gaming’s interest, MGP acquired Borgata’s real property from the Company and leased back the real property to a subsidiary of the Company.

As part of the purchase and sale agreement, the Company agreed to pay Boyd Gaming half of any net amount received or utilized by the Company as it relates to the Atlantic City property tax refund owed to Borgata at the time of the transaction. After taking into account the contingent consideration paid related to the property tax refunds realized by Borgata through the finalization of purchase price accounting, cash paid to Boyd Gaming for its interest in Borgata was $604 million. As further discussed in Note 12, Borgata subsequently entered into a property tax reimbursement agreement in February 2017 with the Department of Community Affairs of the State of New Jersey and Atlantic City and received the settlement amount of $72 million in June 2017, half of which the Company paid Boyd Gaming, net of fees and expenses.

Through the acquisition of Boyd Gaming’s interest in Borgata, the Company obtained 100% of the equity interests in Borgata and therefore consolidated Borgata as of August 1, 2016. The Company recognized 100% of the assets and liabilities of Borgata at fair value at the date of the acquisition. Prior to the acquisition, the Company held a 50% ownership interest in Borgata, which was accounted for under the equity method. The fair value of the equity interests of Borgata was determined by the transaction price and equaled approximately $1.2 billion. The carrying value of the Company’s equity method investment was significantly less than its share of the fair value of Borgata at the acquisition date, resulting in a $430 million gain on the acquisition. Under the acquisition method, the fair value was allocated to the assets acquired and liabilities assumed in the transaction. The allocation of fair value for substantially all of the assets and liabilities has been finalized as of December 31, 2016.

The following table sets forth the finalized allocation at December 31, 2016 (in thousands):

Fair value of assets acquired and liabilities assumed:
Current assets	$112,221
Property and equipment and other long-term assets	1,373,567
Goodwill	386,892
Trade name	83,000
Customer list	22,000
Current liabilities	(122,743)
Long-term debt	(583,187)
Deferred taxes	(12,124)
Other long-term obligations	(51,894)
$1,207,732

As discussed above, the Company recognized the identifiable intangible assets of Borgata at fair value. The trade name and customer relationship intangible assets did not have historical cost bases at Borgata. The estimated fair values of the intangible assets were determined using methodologies under the income approach based on significant inputs that were not observable.

Unfavorable lease liability. The Company has assumed the liability of a series of ground leases for a total of approximately 11 acres of land on which the Borgata employee parking garage, public space expansion, rooms expansion, modified surface parking lot, beer garden and outdoor pool reside. The Company recorded an unfavorable lease liability of $1 million in “Current liabilities” and $47 million in “Other long-term obligations” for the excess contractual lease obligations over the market value of the leases, which will be amortized on a straight-line basis over the term of the lease contracts through December 2070. Both a market and income approach using Level 2 and Level 3 inputs were utilized to determine the fair value of these leases.

Deferred taxes. The Company recorded an additional net deferred tax liability of $89 million, of which $82 million and $7 million was recorded to income tax expense and goodwill, respectively. The net deferred tax liability represents the excess of the financial reporting amounts of the net assets of Borgata over their respective basis under U.S. and New Jersey tax law expected to be applied to taxable income in the periods such differences are expected to be realized.

Consolidated results. Borgata’s net revenue for the period from August 1, 2016 through December 31, 2016 was $350 million, operating income was $34 million and net income was $4 million.

Pro forma information. The operating results for Borgata are included in the accompanying consolidated statements of operations from the date of acquisition. The following unaudited pro forma consolidated financial information for the Company has been prepared assuming the Company’s acquisition of its controlling interest has occurred as of January 1, 2015 and excludes the $430 million gain discussed above. The unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition been consummated as of January 1, 2015.

	Year Ended December 31,
	2016	2015
	(In thousands, except per share data)
	(unaudited)
Net revenues	$9,963,322	$9,983,240
Net income (loss) attributable to MGM Resorts International	818,247	(415,466)
Basis net income (loss) per share	$1.44	$(0.77)
Diluted net income (loss) per share	$1.43	$(0.77)